                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     4,717,500.00
            Class B Note Interest Requirement                       279,708.54
            Class C Note Interest Requirement                       121,462.83
                      Total                                       5,118,671.38

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          5.55000
            Class B Note Interest Requirement                          5.79167
            Class C Note Interest Requirement                          1.79639

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         850,000,000
            Class B Note Principal Balance                          48,295,000
            Class C Note Principal Balance                          67,615,000

(iv)   Amount on deposit in Owner Trust Spread Account           38,636,400.00

(v)    Required Owner Trust Spread Account Amount                38,636,400.00



                                             By:
                                                    ----------------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       876,041.67
            Class B Note Interest Requirement                        82,065.97
            Class C Note Interest Requirement                       130,111.38
                      Total                                       1,088,219.01

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.16806
            Class B Note Interest Requirement                          1.31306
            Class C Note Interest Requirement                          1.61917

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         750,000,000
            Class B Note Principal Balance                          62,500,000
            Class C Note Principal Balance                          80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)    Required Owner Trust Spread Account Amount                 8,928,570.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                            75,000,000.00
            Class C Principal Payment                            96,429,000.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                  1000.00
            Class C Principal Payment                                  1000.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                             0.00
            Class B Note Interest Requirement                        94,854.17
            Class C Note Interest Requirement                       152,250.68
                      Total                                         247,104.84

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          0.00000
            Class B Note Interest Requirement                          1.26472
            Class C Note Interest Requirement                          1.57889

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                                   -
            Class B Note Principal Balance                          75,000,000
            Class C Note Principal Balance                          96,429,000

(iv)   Amount on deposit in Owner Trust Spread Account                       -

(v)    Required Owner Trust Spread Account Amount                         0.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       851,875.00
            Class B Note Interest Requirement                        82,065.97
            Class C Note Interest Requirement                       128,169.42
                      Total                                       1,062,110.39

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.13583
            Class B Note Interest Requirement                          1.31306
            Class C Note Interest Requirement                          1.59500

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         750,000,000
            Class B Note Principal Balance                          62,500,000
            Class C Note Principal Balance                          80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)    Required Owner Trust Spread Account Amount                 8,928,570.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       816,736.67
            Class B Note Interest Requirement                        80,523.33
            Class C Note Interest Requirement                       131,261.25
                      Total                                       1,028,521.25

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.14389
            Class B Note Interest Requirement                          1.35333
            Class C Note Interest Requirement                          1.71583

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         714,000,000
            Class B Note Principal Balance                          59,500,000
            Class C Note Principal Balance                          76,500,000

(iv)   Amount on deposit in Owner Trust Spread Account            8,500,000.00

(v)    Required Owner Trust Spread Account Amount                 8,500,000.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       563,888.89
            Class B Note Interest Requirement                        55,045.42
            Class C Note Interest Requirement                        94,078.38
                      Total                                         713,012.69

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.12778
            Class B Note Interest Requirement                          1.32111
            Class C Note Interest Requirement                          1.75611

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         500,000,000
            Class B Note Principal Balance                          41,666,000
            Class C Note Principal Balance                          53,572,000

(iv)   Amount on deposit in Owner Trust Spread Account            5,952,380.00

(v)    Required Owner Trust Spread Account Amount                 5,952,380.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       815,625.00
            Class B Note Interest Requirement                        81,562.50
            Class C Note Interest Requirement                       137,879.22
                      Total                                       1,035,066.72

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.08750
            Class B Note Interest Requirement                          1.30500
            Class C Note Interest Requirement                          1.71583

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         750,000,000
            Class B Note Principal Balance                          62,500,000
            Class C Note Principal Balance                          80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)    Required Owner Trust Spread Account Amount                 8,928,570.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of Net Swap Payment                                         0.00
       Amount of Net Swap Receipt                                 2,899,757.00

(ii)   Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(iii)  Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest                                 3,850,000.00
            Class B Note Interest                                    93,605.56
            Class C Note Interest                                   158,050.00
                      Total                                       4,101,655.56

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest                                      4.58333
            Class B Note Interest                                      1.33722
            Class C Note Interest                                      1.75611

(iv)   Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         840,000,000
            Class B Note Principal Balance                          70,000,000
            Class C Note Principal Balance                          90,000,000

(v)    Amount on deposit in Owner Trust Spread Account           10,000,000.00

(vi)   Required Owner Trust Spread Account Amount                10,000,000.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,400,700.00
            Class B Note Interest Requirement                       146,329.17
            Class C Note Interest Requirement                       247,950.00
                      Total                                       1,794,979.17

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.11167
            Class B Note Interest Requirement                          1.39361
            Class C Note Interest Requirement                          1.83667

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,260,000,000
            Class B Note Principal Balance                         105,000,000
            Class C Note Principal Balance                         135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,144,920.00
            Class B Note Interest Requirement                       119,093.33
            Class C Note Interest Requirement                       207,060.00
                      Total                                       1,471,073.33

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.13583
            Class B Note Interest Requirement                          1.41778
            Class C Note Interest Requirement                          1.91722

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,008,000,000
            Class B Note Principal Balance                          84,000,000
            Class C Note Principal Balance                         108,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           12,000,000.00

(v)    Required Owner Trust Spread Account Amount                12,000,000.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       933,800.00
            Class B Note Interest Requirement                        94,169.44
            Class C Note Interest Requirement                       163,850.00
                      Total                                       1,191,819.44

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.11167
            Class B Note Interest Requirement                          1.34528
            Class C Note Interest Requirement                          1.82056

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         840,000,000
            Class B Note Principal Balance                          70,000,000
            Class C Note Principal Balance                          90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,259,953.33
            Class B Note Interest Requirement                       127,100.56
            Class C Note Interest Requirement                       221,270.00
                      Total                                       1,608,323.89

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.07139
            Class B Note Interest Requirement                          1.29694
            Class C Note Interest Requirement                          1.75611

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,176,000,000
            Class B Note Principal Balance                          98,000,000
            Class C Note Principal Balance                         126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           14,000,000.00

(v)    Required Owner Trust Spread Account Amount                14,000,000.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,471,750.00
            Class B Note Interest Requirement                       146,329.17
            Class C Note Interest Requirement                       251,212.50
                      Total                                       1,869,291.67

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.16806
            Class B Note Interest Requirement                          1.39361
            Class C Note Interest Requirement                          1.86083

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,260,000,000
            Class B Note Principal Balance                         105,000,000
            Class C Note Principal Balance                         135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-4




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,349,950.00
            Class B Note Interest Requirement                       134,487.50
            Class C Note Interest Requirement                       230,550.00
                      Total                                       1,714,987.50

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.07139
            Class B Note Interest Requirement                          1.28083
            Class C Note Interest Requirement                          1.70778

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,260,000,000
            Class B Note Principal Balance                         105,000,000
            Class C Note Principal Balance                         135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       933,800.00
            Class B Note Interest Requirement                        92,477.78
            Class C Note Interest Requirement                       161,675.00
                      Total                                       1,187,952.78

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.11167
            Class B Note Interest Requirement                          1.32111
            Class C Note Interest Requirement                          1.79639

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         840,000,000
            Class B Note Principal Balance                          70,000,000
            Class C Note Principal Balance                          90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-6




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       997,406.67
            Class B Note Interest Requirement                       101,105.28
            Class C Note Interest Requirement                       185,817.50
                      Total                                       1,284,329.44

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.07944
            Class B Note Interest Requirement                          1.31306
            Class C Note Interest Requirement                          1.87694

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         924,000,000
            Class B Note Principal Balance                          77,000,000
            Class C Note Principal Balance                          99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           11,000,000.00

(v)    Required Owner Trust Spread Account Amount                11,000,000.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-7




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       710,500.00
            Class B Note Interest Requirement                        72,318.75
            Class C Note Interest Requirement                       137,568.75
                      Total                                         920,387.50

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.12778
            Class B Note Interest Requirement                          1.37750
            Class C Note Interest Requirement                          2.03806

(iii) Aggregate Outstanding Principal Balance of the Notes Class A Note Principal Balance 630,000,000 Class B Note Principal Balance 52,500,000 Class C Note Principal Balance 67,500,000

(iv)   Amount on deposit in Owner Trust Spread Account            7,500,000.00

(v)    Required Owner Trust Spread Account Amount                 7,500,000.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-8




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       997,406.67
            Class B Note Interest Requirement                       102,345.83
            Class C Note Interest Requirement                       189,805.00
                      Total                                       1,289,557.50

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.07944
            Class B Note Interest Requirement                          1.32917
            Class C Note Interest Requirement                          1.91722

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         924,000,000
            Class B Note Principal Balance                          77,000,000
            Class C Note Principal Balance                          99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           11,000,000.00

(v)    Required Owner Trust Spread Account Amount                11,000,000.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President


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
                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-1




Section 7.3 Indenture                               Distribution Date: 4/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,349,950.00
            Class B Note Interest Requirement                       139,562.50
            Class C Note Interest Requirement                       258,825.00
                      Total                                       1,748,337.50

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.07139
            Class B Note Interest Requirement                          1.32917
            Class C Note Interest Requirement                          1.91722

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,260,000,000
            Class B Note Principal Balance                         105,000,000
            Class C Note Principal Balance                         135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President


--------------------------------------------------------------------------------